UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 28, 2015

QKL STORES INC.

(Exact name of registrant as specified in charter)

Delaware	033-10893	75-2180652
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4 Nanreyuan Street

Dongfeng Road

Sartu District

163300 Daqing, PRC

(Address Of Principal Executive Offices) (Zip Code)

(011) 86-459-460-7825

(Registrant’s Telephone Number, Including Area Code)

_____________________________________

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm

On December 28, 2015, Albert Wong & Co. LLP (“Albert Wong”) resigned as the independent registered public accounting firm of QKL Stores Inc. (the “Company”). On that same day, the Audit Committee of the Board of Directors approved AWC CPA Limited as the Company’s new auditors.

The reports of Albert Wong on the Company’s financial statements for the fiscal years ended December 31, 2013 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2013 and 2014, and in the subsequent interim periods through December 28, 2015, there were no disagreements with Albert Wong on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Albert Wong, would have caused Albert Wong to make reference to the matter in its report.

During the fiscal years ended December 31, 2013 and 2014, and in the subsequent interim periods through December 28, 2015, there were no “reportable events” as that term is defined in Item 304(a)(i)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

The Company provided Albert Wong with a copy of the foregoing disclosures and requested Albert Wong to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On December 28, 2015, the Company appointed AWC CPA Limited (“AWC”) as the Company's new independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2013 and 2014, and during all subsequent interim periods through December 28, 2015, the Company did not consult AWC regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was the subject of a "disagreement" with its former accountants or a "reportable event" as those terms are defined in Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from Albert Wong & Co. LLP to the Securities and Exchange Commission regarding a change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QKL STORES INC.

By:	/s/ Tsz-Kit Chan
Name: Title:	Tsz-Kit Chan Chief Financial Officer

Date: December 30, 2015